Exhibit 99.2

Unaudited Pro Forma Consolidated Financial Statements

(Introductory Note)

The unaudited pro forma consolidated balance sheet as of March 31, 2015 for TabacaleraYsidron, Inc. (“Tabacalera”), and as of December 31, 2014 for Mount Tam Biotechnologies, Inc. (“Mount Tam”), and the unaudited pro forma consolidated statements of operations for the fiscal year ended March 31, 2015 for Tabacalera, and December 31, 2014 for Mount Tam, give effect to the transactions between Tabacalera and Mount Tam occurring in connection with the Share Exchange Agreement that closed on August 13, 2015, including the conversion of Mount Tam common shares into Tabacalera common shares, and are based on the historical financial statements of Mount Tam, as if those transactions occurred on December 31, 2014 for purposes of the pro forma consolidated balance sheet, and on the first day of the respective periods for purposes of the pro forma consolidated statement of operations.

The unaudited pro forma consolidated financial information is presented for illustrative purposes only and does not purport to represent what Mount Tam actual results of operations or financial position would have been had the transactions actually been completed on or at the beginning of the indicated periods, and is not indicative of future results of operations or financial condition.

The historical financial information of Mount Tam for the fiscal year ended December 31, 2014 has been derived from the audited financial statements for such period. The unaudited pro forma consolidated financial information should be read in conjunction with Mount Tam’s audited consolidated financial statements and notes thereto. The pro forma adjustments are based upon available information and assumptions that management believes are reasonable.

TabacaleraYsidron, Inc.

Unaudited Pro Forma Balance Sheets

December 31, 2014

	TabacaleraYsidron, Inc.	Mount Tam Biotechnologies, Inc.
	For the Year Ended	For the Year Ended		Pro Forma		Consolidated
Assets	March 31, 2015	December 31, 2014	Combined	Adjustments		Pro Forma
Current Assets
Cash and cash equivalents	$2,675	$881	$3,556	$-		$3,556
Prepaid expense	-	20,000	20,000	-		20,000
Total Current Assets	2,675	20,881	23,556	-		23,556

Total Assets	$2,675	$20,881	$23,556	$-		$23,556

Liabilities and Stockholders’ Equity
Current Liabilities:
Accounts payable and accrued liabilities	$169,966	$173,800	$343,766	$-		$343,766
Note payable	17,500	-	17,500	-		17,500
Convertible debenture	-	53,210	53,210	(53,210	)(a)	-
Other current liability	-	50,000	50,000	(50,000	)(b)	-
Total Current Liabilities	187,466	277,010	464,476	(103,210)		361,266
Total Liabilities	187,466	277,010	464,476	(103,210)		361,266

Stockholders’ Equity:
Preferred Stock, $0.001 par value, 10,000,000 shares authorized	-	-	-	-		-
Common stock, $0.0001 par value; 20,000,000 shares authorized; 9,000,000 shares issued and outstanding	775	900	1,675	200	(a)	3,375
				2,400	(c)
				(900	)(d)
Stock subscription payable	-	(50)	(50)			(50)
Additional paid in capital	774,688	826	775,514	53,210	(a)	(83,230)
				50,000	(b)
				(1,700	)(c)
				(960,254	)(e)
Deficit accumulated during development stage	(960,254)	(257,805)	(1,218,059)	960,254	(e)	(257,805)

Total Combined Stockholders’ Equity	(184,791)	(256,129)	(440,920)	103,210		(337,710)
Total Liabilities and Stockholders’ Equity	$2,675	$20,881	$23,556	$-		$23,556

TabacaleraYsidron, Inc.

Unaudited Pro Forma Statements of Operations

December 31, 2014

	TabacaleraYsidron, Inc.	Mount Tam Biotechnologies, Inc.
	For the Year Ended	For the Year Ended	Pro Forma	Consolidated
	March 31, 2015	December 31, 2014	Adjustments	Pro Forma
Revenue	$546	$-	$-	$546

Cost of Revenue	5,182	-	-	5,182

Gross Loss	(4,636)	-	-	(4,636)

Operating expenses:
Professional fees	50,430	-	-	50,430
General and administrative	95,122	257,035	-	352,157
Total operating expenses	145,552	257,035	-	402,587
Loss from operations	(150,188)	(257,035)	-	(407,223)

Other Expenses
Interest Expense	(132)	(770)	-	(902)

Loss before taxes	(150,320)	(257,805)	-	(408,125)

Provision for taxes	-	-	-	-

Net loss	$(150,320)	$(257,805)	$-	$(408,125)

Net income (Loss) per common share — basic and diluted	$(0.02)	$(0.03)

Weighted average common shares – basic and diluted	7,745,000	9,000,000

TabacaleraYsidron, Inc.

Notes to Pro Forma Financial Statements

(Unaudited)

Note 1 – INTRODUCTION

Merger

On  August 13, 2015, TabacaleraYsidron, Inc. (“Tabacalera”) entered into a Share Exchange and Conversion Agreement (the “Exchange Agreement”) by and among Tabacalera and a holder of a majority of Tabacalera’s issued and outstanding capital stock (the “Majority Shareholder”), on the one hand, and Mount Tam Biotechnologies, Inc., a Delaware corporation (“Mount Tam”), the shareholders of Mount Tam (“Mount Tam Stockholders”), and the holders of certain convertible promissory notes of Mount Tam (“Mount Tam Noteholders”).

Pursuant to the share exchange, Tabacalera shall issue 24,000,000 restricted shares of its common stock, $0.0001 par value per share, to the Mount Tam Stockholders in the aggregate, in exchange for 9,000,000 shares of Mount Tam common stock held by them, representing 100% of the then issued and outstanding share capital of Mount Tam (the “Share Exchange”).

Also, pursuant to the Share Exchange, Tabacalera shall issue 2,000,000 restricted shares of common stock to the Mount Tam Noteholders in the aggregate, by converting the convertible promissory notes of Mount Tam held by the Mount Tam Noteholders in the aggregate principal amount of $1,000,000 (the “Notes”), at $0.50 per share.

The completion of the Share Exchange resulted in a change of control. The Share Exchange was accounted for as a reverse merger and recapitalization. Tabacalera was the acquirer for financial reporting purposes and Mount Tam was the acquired company.

Consequently, the assets and liabilities and the operations reflected in the historical financial statements prior to the Share Exchange were those of Mount Tam Biotechnologies, Inc. and was recorded at its historical cost basis; and the consolidated financial statements after completion of the Share Exchange included the assets and liabilities of Mount Tam and Tabacalera, the historical operations of Tabacalera, and the operations of Mount Tam from the closing date of the Share Exchange.

Note 2 - PRO FORMA PRESENTATION

General

The following unaudited pro forma combined balance sheets and income statements are based on historical financial statements of Tabacalera as if the transaction had occurred during the period ended March 31, 2015, the date of accounting acquirer’s most recent period end.

The unaudited pro forma combined financial statements are provided for information purposes only. The pro forma financial statements are not necessarily indicative of what the financial position or results of operations actually would have been had the acquisition been completed at the dates indicated below. In addition, the unaudited pro forma combined financial statements do not purport to project the future financial position or operating results of the combined company. The unaudited pro forma combined financial information has been prepared in accordance with the rules and regulations of the Securities and Exchange Commission.

For pro forma purposes:

•	The unaudited Pro Forma Combined Balance Sheets as of March 31, 2015 of the companies give effect to the transaction as if it had occurred at the beginning of the most recent year/period ended; and

•	The unaudited Pro Forma Combined Statements of Operations for the period ended March 31, 2015 combines the income statements of the companies for the indicated periods, giving effect to the transaction as if it had occurred at the beginning of those periods.

Pro forma adjustments:

The unaudited pro forma balance sheet and statements of operations reflect the following adjustments associated with the Share Exchange between Tabacalera and Mount Tam:

(a)	Proceeds from the sale and conversion of the Notes totaling $103,320 (and $1,000,000 at the time of conversion), and pro forma conversion into 2,000,000 common shares;

(b)	Proceeds from the receipt of $50,000 and eventual conversion into a Note;

(c)	In connection with the Share Exchange Agreement, 9,000,000 shares of Mount Tam common stock were exchanged for 24,000,000 newly issued shares of Tabacalera common stock;

(d)	Pro forma elimination of Mount Tam’s existing common stock;

(e)	Pro forma elimination of Tablacalera’s remaining holding deficit against Mount Tam’s accumulated paid in capital.

These unaudited pro forma combined financial statements and accompanying notes should be read in conjunction with the separate audited financial statements of Tabacalera as of and for the year ended March 31, 2015.

Unaudited Pro Forma Consolidated Financial Statements

(Introductory Note)

The unaudited pro forma consolidated balance sheet as of June 30, 2015 for TabacaleraYsidron, Inc. (“Tabacalera”), and as of March 31, 2015 for Mount Tam Biotechnologies, Inc. (“Mount Tam”), and the unaudited pro forma consolidated statements of operations for the three months ended June 30, 2015 for Tabacalera, and March 31, 2015 for Mount Tam, give effect to transactions between Tabacalera and Mount Tam occurring in connection with the Share Exchange Agreement that closed on August 13, 2015, including the conversion of Mount Tam common shares into Tabacalera common shares, and are based on the historical financial statements of Mount Tam, as if those transactions occurred on March 31, 2015 for purposes of the pro forma consolidated balance sheet, and on the first day of the respective periods for purposes of the pro forma consolidated statement of operations.

The unaudited pro forma consolidated financial information is presented for illustrative purposes only and does not purport to represent what Mount Tam actual results of operations or financial position would have been had the transactions actually been completed on or at the beginning of the indicated periods, and is not indicative of future results of operations or financial condition.

The historical financial information of Mount Tam for the three months ended March 31, 2015 has been derived from the audited financial statements for such period. The unaudited pro forma consolidated financial information should be read in conjunction with Mount Tam’s audited consolidated financial statements and notes thereto. The pro forma adjustments are based upon available information and assumptions that management believes are reasonable.

TabacaleraYsidron, Inc.

Unaudited Pro Forma Balance Sheets

March 31, 2015

	TabacaleraYsidron, Inc.	Mount Tam Biotechnologies, Inc.
	For the three months ended	For the three months ended		Pro Forma		Consolidated
Assets	June 30, 2015	March 31, 2015	Combined	Adjustments		Pro Forma
Current Assets
Cash and cash equivalents	$5,608	$266,290	$271,898	$-		$271,898
Total Current Assets	5,608	266,290	271,898	-		271,898

Total Assets	$5,608	$266,290	$271,898	$-		$271,898

Liabilities and Stockholders’ Equity
Current Liabilities:
Accounts payable and accrued liabilities	$178,327	$92,610	$270,937	$-		$270,937
Deferred revenue	15,000	-	15,000	-		15,000
Note payable	17,500	-	17,500	-		17,500
Convertible debenture	-	942,512	942,512	(942,512	)(a)	-
Total Current Liabilities	210,827	1,035,122	1,245,949	(942,512)		303,437
Total Liabilities	210,827	1,035,122	1,245,949	(942,512)		303,437

Stockholders’ Equity:
Preferred Stock, $0.001 par value, 10,000,000 shares authorized	-	-	-	-		-
Common stock, $0.0001 par value; 20,000,000 shares authorized; 9,000,000 shares issued and outstanding	4,453	900	5,353	200	(a)	7,053
				2,400	(c)
				(900	)(d)
Stock subscription payable	-	(45)	(45)	-		(45)
Additional paid in capital	772,355	11,189	783,544	942,512	(a)	742,329
				(1,700	)(c)
				(982,027	)(e)
Deficit accumulated during development stage	(982,027)	(780,876)	(1,762,903)	982,027	(e)	(780,876)

Total Combined Stockholders’ Equity	(205,219)	(768,832)	(974,051)	942,512		(31,539)
Total Liabilities and Stockholders’ Equity	$5,608	$266,290	$271,898	$-		$271,898

TabacaleraYsidron, Inc.

Unaudited Pro Forma Statements of Operations

March 31, 2015

	TabacaleraYsidron, Inc.	Mount Tam Biotechnologies, Inc.
	For the three months ended	For the three months ended	Pro Forma	Consolidated
	June 30, 2015	March 31, 2015	Adjustments	Pro Forma
Revenue	$-	$-	$-	$-

Cost of Revenue	-	-	-	-

Gross Loss	-	-	-	-

Operating expenses:
Professional fees	1,485	-	-	1,485
Research and development	-	295,322	-	295,322
General and administrative	19,271	226,587	-	245,858
Total operating expenses	20,756	521,909	-	542,665
Loss from operations	(20,756)	(521,909)	-	(542,665)

Other Expenses
Interest Expense	(1,017)	(1,162)	-	(2,179)

Loss before taxes	(21,773)	(523,071)	-	(544,844)

Provision for taxes	-	-	-	-

Net loss	$(21,773)	$(523,071)	$-	$(544,844)

Net income (Loss) per common share — basic and diluted	$(0.00)	$(0.06)

Weighted average common shares – basic and diluted	44,533,750	9,000,000

TabacaleraYsidron, Inc.

Notes to Pro Forma Financial Statements

(Unaudited)

Note 1 – INTRODUCTION

Merger

On  August 13, 2015, TabacaleraYsidron, Inc. (“Tabacalera”) entered into a Share Exchange and Conversion Agreement (the “Exchange Agreement”) by and among Tabacalera and a holder of a majority of Tabacalera’s issued and outstanding capital stock (the “Majority Shareholder”), on the one hand, and Mount Tam Biotechnologies, Inc., a Delaware corporation (“Mount Tam”), the shareholders of Mount Tam (“Mount Tam Stockholders”), and the holders of certain convertible promissory notes of Mount Tam (“Mount Tam Noteholders”).

Pursuant to the share exchange, Tabacalera shall issue 24,000,000 restricted shares of common stock, $0.0001 par value per share, to the Mount Tam Stockholders in the aggregate, in exchange for 9,000,000 shares of Mount Tam common stock held by them, representing 100% of the then issued and outstanding share capital of Mount Tam (the “Share Exchange”).

Also, pursuant to the share exchange, Tabacalera shall issue 2,000,000 restricted shares of common stock to the Mount Tam Noteholders in the aggregate, by converting the convertible promissory notes of Mount Tam held by the Mount Tam Noteholders in the aggregate principal amount of $1,000,000 (the “Notes”), at $0.50 per share.

The completion of the Share Exchange resulted in a change of control. The Share Exchange was accounted for as a reverse merger and recapitalization. Tabacalera was the acquirer for financial reporting purposes and Mount Tam was the acquired company.

Consequently, the assets and liabilities and the operations reflected in the historical financial statements prior to the Share Exchange were those of Mount Tam and was recorded at its historical cost basis; and the consolidated financial statements after completion of the Share Exchange included the assets and liabilities of Mount Tam and Tabacalera, the historical operations of Tabacalera, and the operations of Mount Tam from the closing date of the Share Exchange.

Note 2 - PRO FORMA PRESENTATION

General

The following unaudited pro forma combined balance sheets and income statements are based on historical financial statements of Tabacalera as if the transaction had occurred during the period ended June 30, 2015, the date of accounting acquirer’s most recent period end.

The unaudited pro forma combined financial statements are provided for information purposes only. The pro forma financial statements are not necessarily indicative of what the financial position or results of operations actually would have been had the acquisition been completed at the dates indicated below. In addition, the unaudited pro forma combined financial statements do not purport to project the future financial position or operating results of the combined company. The unaudited pro forma combined financial information has been prepared in accordance with the rules and regulations of the Securities and Exchange Commission.

For pro forma purposes:

•	The unaudited Pro Forma Combined Balance Sheets as of June 30, 2015 of the companies give effect to the transaction as if it had occurred at the beginning of the most recent three months/period ended; and

•	The unaudited Pro Forma Combined Statements of Operations for the period ended June 30, 2015 combines the income statements of the companies for the indicated periods, giving effect to the transaction as if it had occurred at the beginning of those periods.

Pro forma adjustments:

The unaudited pro forma balance sheet and statements of operations reflect the following adjustments associated with the Share Exchange between Tabacalera and Mount Tam:

(a)	Proceeds from the sale and conversion of the Notes totaling $1,000,000, net of debt finance fees, and pro forma conversion into 2,000,000 common shares;

(b)	Proceeds from the receipt of $50,000 and eventual conversion into a Note;

(c)	In connection with the Share Exchange Agreement, 9,000,000 shares of Mount Tam common stock were exchanged for 24,000,000 newly issued shares of Tabacalera common stock;

(d)	Pro forma elimination of Mount Tam’s existing common stock;

(e)	Pro forma elimination of Tablacalera’s remaining holding deficit against Mount Tam’s accumulated paid in capital.

These unaudited pro forma combined financial statements and accompanying notes should be read in conjunction with the separate audited financial statements of Tabacalera, as of and for the three months ended June 30, 2015.